SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 (July 8, 1998)
                        (Date of earliest event reported)


                        Sovereign Credit Finance I, Inc.
             (Exact name of registrant as specified in its charter)


         Texas                                         75-2645150
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                                    333-04072
                            (Commission File Number)




                         4015 BeltLine Road, Building B
                            Addison, Texas 75001-4383
                    (Address of principal executive offices)

                                 (972) 960-5500
              (Registrant's telephone number, including area code)

                         4015 Beltline Road, Building B
                               Dallas, Texas 75244
          (Former name or former address, if changed since last report)




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         This  report   includes   forward-looking   statements   regarding  the
registrant's intended plans for the future. Such statements are subject to various risks and uncertainties. There is no assurance that all intentions stated herein regarding future transactions or events will take place, or take place exactly as outlined in this report or take place on a basis favorable to the registrant's note holders.


Item 1.  Change in Control of Registrant

Item 1(a).

         Austin Starke ("Tracy") Taylor, III, was the principal who syndicated approximately 60 private offerings and two registered public offerings of promissory notes to investors, starting in 1994. The notes were sold primarily through broker-dealers. Each syndication took place through a separate entity and the separateness of the entities has been maintained. In the case of each separate entity, the funds raised from investors were invested primarily in non-prime retail installment sales contracts on used vehicles. As a result, each program entity has its own separate portfolio of contracts, and only the note holders of that specific entity have any rights with respect to those contracts. The noteholders of one entity do not have any rights with respect to the contracts owned by any of the other entities.

         Mr. Taylor and his family interests also established separate businesses to manage, administer, purchase for and service the entities, their businesses and portfolios of contracts. The Taylor family interests sold most of the servicing businesses in February 1998 to a company owned by Ray B. Williamson and another person who has since ceased to be active in the operation or control of the business. One of the reasons for the sale of the servicing businesses was that the portfolios of a number of the privately syndicated programs had deteriorated in quality through a higher than anticipated rate of delinquencies on contracts and subsequent inability to recoup through repossessions, reconditioning and resale as much as anticipated. Since February 1998, this deterioration has continued and has also been experienced by the registrant.

         Last fall, Messrs Taylor and Williamson concluded in principle that the most efficient solution appeared to involve combining the assets of substantially all the program entities into one entity and persuading the note holders to exchange their notes for stock in the single entity. This would likely result in a debt-free public owned in large part by the approximately 3200 former note holders. It appeared that a Chapter 11 bankruptcy reorganization would be required to accomplish this, and that it would be desirable to try to negotiate as much of a so-called "pre-packaged" situation as possible with note holders and representatives of the note holders prior to filing the Chapter 11 petition.

         Mr. Taylor then formed a corporation into which the program entities could be merged. It is anticipated this corporation will be named "North Texas Motorcars, Inc." ("NTM") when it files the Chapter 11 petition described below.

         Subsequent discussions involving many of the parties involved have recently resulted in the following consensus, which is still subject to change:

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         o        The entities to  be combined  have  been  identified but there might still be some changes.

         o The registrant would be included in this process, but the other public program entity, Sovereign Credit Finance II, Inc. ("SCF II") will remain a separate entity controlled by Mr. Williamson.

         o Mr. Taylor and companies controlled by him and his family interests would transfer ownership or control to Mr. Williamson of NTM and transfer to NTM all the program entities to be combined, including the registrant.

         o        Mr. Williamson   will  cause  the  entities  to  be  combined,
                  including the registrant, to be combined into NTM.

         o NTM will file a Chapter 11 petition, and Mr. Williamson will own NTM at the time of the filing.

         In December 1998 and January 1999, Mr. Taylor resigned as the sole officer and Director of NTM, the registrant and SCF II. Mr. Williamson was elected to succeed him. On July 8, 1999, Mr. Taylor transferred all the stock of NTM to Mr. Williamson, and a company controlled by Mr. Taylor transferred all the stock of the registrant and SCF II to NTM. Mr. Williamson owns all the stock of NTM and thereby beneficially owns all the stock of and has sole control of the registrant and SCF II.

         Mr. Williamson anticipates the combination of selected program entities into NTM will take place in early August 1999, and that NTM will probably file a Chapter 11 petition in August or September 1999. The interest payment due July 15 on the registrant's notes has been paid, but the registrant anticipates the Chapter 11 petition will probably be filed before the 30-day grace period expires on the interest payment due August 15.

         NTM will become the successor in interest to the registrant in the combination and will attempt a Chapter 11 reorganization, the purpose of which is to transform the noteholders of the registrant and the other combined entities into stockholders of NTM, which will be a public company upon emerging from bankruptcy.

         Since August 1998, Mr. Williamson, age 58, has been President of Sovereign Associates, Inc. ("SAI") the principal servicing company purchased from Mr. Taylor's family interests in February 1998. His business address since that time has been the same as SAI's address, which is located at the same address as the registrant.



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



 Item 1 (b).

         Various of the disclosures made in Item 1(a) above involve arrangements known to the registrant, the operation of which are intended, at a subsequent date in the future, result in a change of control of the registrant.


Item 7.  Financial Statements and Exhibits

         (a)      Financial statements of business acquired.

                  Not applicable

         (b)      Proforma financial information

                  Not applicable

         (c)      Exhibits

                  [The only documents concerning Mr. Williamson's acquisition of the stock of the registrant is the stock certificate which has been endorsed for transfer.]

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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


Date: July 22, 1999                    SOVEREIGN CREDIT FINANCE I, INC.
                                       (Registrant)

                                       /s/ Ray B. Williamson
                                           -----------------
                                           Ray B. Williamson
                                           President and Chief Executive Officer













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